UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 9, 2005


                    Federal Agricultural Mortgage Corporation
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


        Federally chartered
         instrumentality of
         the United States               0-17440              52-1578738
 (State or other jurisdiction of       (Commission        (I.R.S. Employer
  incorporation or organization)       File Number)       Identification No.)



  1133 21st Street, N.W., Suite 600, Washington, D.C.            20036
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
          (Former name or former address, if changed since last report)


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Item 2.02.  Results of Operations and Financial Condition.

     On November 9, 2005, the Registrant issued a press release to announce the Registrant's financial results for third quarter 2005 and a conference call to discuss those results and the Registrant's Quarterly Report on Form 10-Q for third quarter 2005. A copy of the press release is attached to this report as
Exhibit 99 and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                  99    Press release dated November 9, 2005.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE
                                       CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      November 9, 2005



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                                  EXHIBIT INDEX

Exhibit No.                   Description                            Page No.

99                           Press Release Dated November 9, 2005       5